Employee compensation	12 Months Ended
Mar. 31, 2026
Disclosure Of Employee Benefits [Abstract]
Employee compensation	Employee compensation
The total employee compensation comprising salaries and benefits, including share-based compensation and related payroll taxes and severances included in restructuring, excluding government assistance and acquisition-related compensation, for the fiscal year ended March 31, 2026, was $354,354 (2025 - $337,001).
The following table outlines share-based compensation and related payroll taxes included in the following expenses:

	2026	2025
	$	$

Direct cost of revenues	1,973	3,323
General and administrative	18,466	18,054
Research and development	23,418	18,654
Sales and marketing	15,040	16,547

Total share-based compensation and related payroll taxes	58,897	56,578
The amount recognized as an expense for the fiscal year ended March 31, 2026 for our defined contribution plans was $10,269 (2025 - $8,623).